SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2004

                              Analog Devices, Inc.
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               (Exact name of registrant as specified in charter)

             Massachusetts               1-7819                  04-2348234
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        (State or other juris-         (Commission              (IRS Employer
       diction of incorporation        File Number)          Identification No.)


              One Technology Way, Norwood, MA                  02062
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         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (781) 329-4700


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On August 12, 2004, Analog Devices, Inc. announced its Board of Directors has authorized the repurchase of up to an aggregate of $500 million of its common stock. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 12, 2004              ANALOG DEVICES, INC.

                                    By:  /s/ Joseph E. McDonough
                                         ------------------------
                                          Joseph E. McDonough
                                          Vice President-Finance and Chief
                                          Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)


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                                  EXHIBIT INDEX

Exhibit No.                       Description
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99.1                              Press release dated August 12, 2004